EXHIBIT 99

For Release: May 3, 2006

Contact: Gerald Coggin, Senior VP of Corporate Relations

Phone: (615) 890-9100

NHI reports first quarter income and announces stock repurchase program

MURFREESBORO, Tenn. -- National Health Investors, Inc., (NYSE: NHI) announced net income for the first quarter ended March 31, 2006 of $12,620,000 or 45 cents per basic and diluted share compared to $16,794,000 or 61 cents per basic and diluted share for the same period in 2005. Income for the first quarter of 2005 included $5,270,000 or 19 cents per basic and diluted share of income attributable to gains and losses from asset sales, impairment writedowns on realty, securities and mortgage notes receivable and prepayment penalties compared to $232,000 of such items in 2006.

Adjusting for the above-mentioned items, net income for the first quarter of 2006 would have been $12,388,000 or 44 cents per basic and diluted share compared to $11,524,000 or 42 cents per basic and diluted shares for 2005, an increase of 7.5% and 4.8%, respectively.

Funds from operations, ("FFO") for the first quarter ended March 31, 2006 was $15,268,000 or 55 cents per basic and diluted share compared to $18,902,000 or 69 cents per basic and $18,930,000 or 68 cents per diluted share in 2005. Adjusting for the items mentioned in the first paragraph above, FFO for the first quarter of 2006 would have been $15,160,000 or 54 cents basic and diluted compared to $14,380,000 or 52 cents basic, an increase of 5.4% and 3.8%, respectively. FFO per diluted share, adjusted by the items mentioned above, for the first quarter of 2005 was 52 cents.

Accomplishments during the first quarter included the investment of approximately $11,330,000 in notes receivable and real property.

Additionally, the company announced that its Board of Directors approved the purchase of up to $10,000,000 of its common stock in open market purchases.

NHI specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on our web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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Page 2 NHI's first quarter income
Condensed Statements of Income
(in thousands, except share and per share amounts)
Three Months Ended March 31
Revenues:	2006	2005
Mortgage interest income	$3,647	$3,907
Rental income	12,037	11,538
Facility operating revenue	21,221	20,562
	$36,905	$36,007
Expenses:
Interest	2,028	2,470
Depreciation	3,023	3,092
Amortization of loan costs	34	72
Legal expense	45	147
Franchise, excise and other taxes	69	67
General and administrative	1,172	1,103
Loan, realty and security losses (recoveries),	---	(472)
Facility operating expense	20,360	19,375
	$26,731	$25,854
Income Before Non-Operating Income	10,174	10,153
Non-operating income (investments and other)	2,402	5,954
Income From Continuing Operations	$12,576	$16,107
Discontinued Operations:
Operating Loss - discontinued	(80)	(61)
Net gain on sale of real estate	124	748
	$44	$687
Net Income	$12,620	$16,794

Weighted average common shares outstanding
Basic	27,843,217	27,580,665
Diluted	27,859,290	27,774,954

Earnings per share:
Basic:
Income from continuing operations	$.45	$.58
Discontinued operations	---	.03
Net income	.45	.61

Diluted:
Income from continuing operations	$.45	$.58
Discontinued operations	---	.03
Net income	.45	.61

Funds from operations
Basic	$15,268	$18,902
Diluted	15,268	18,930

Funds from operations per common share
Basic	$.55	$.69
Diluted	.55	.68

Dividends per common share	$.48	$.45

Balance Sheet Data
(in thousands)	March 31	December 31
	2006	2005
Real estate properties, net	$254,145	$263,129
Mortgages receivable, net	124,219	118,800
Preferred stock investment	38,132	38,132
Cash and marketable securities	150,702	152,022
Debt	116,593	117,252
Convertible debt	---	201
Stockholders' equity	426,115	424,968

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Page 3 NHI's first quarter income

Reconciliation of Funds From Operations (1)(2)

The following table reconciles net income to funds from operations:

Three Months Ended March 31
	2006	2005
(in thousands, except share and per share amounts)

Net income	$12,620	$16,794
Elimination of non-cash items in net income:
Real estate depreciation	2,710	2,795
Real estate depreciation in discontinued operations	62	61
Gain on sale of real estate	(124)	(748)
Basic funds from operations	15,268	18.902

Interest on convertible subordinated debentures	---	28

Diluted funds from operations	$15,268	$18,930

Basic funds from operations per share	$.55	$.69
Diluted funds from operations per share	$.55	$.68

Shares for basic funds from operations per share	27,843,217	27,580,665
Shares for diluted funds from operations per share	27,859,290	27,774,954

(1)Management believes that funds from operations (FFO) is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the real estate investment trust industry to address this issue. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company's FFO to that of other REITs. Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) We have complied with the SEC's interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO. The SEC's position is that recurring impairments on real property are not an appropriate adjustment.

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Page 4 NHI's first quarter income

National Health Investors, Inc. Portfolio Summary March 31 ,2006

Portfolio Statistics	Investment
	Properties	Investment	Percentage
Real Estate Properties	93	254,144,000	69%
Mortgages and Notes Receivables	62	114,194,000	31%
Total Real Estate Portfolio	155	368,338,000	100%

Real Estate Properties	Properties	Beds	Investments
Nursing Homes	68	8,957	$ 167,129,000
Assisted Living	15	1,138	59,297,000
Medical Office Buildings	4	124,427 sq.ft.	10,091,000
Retirement Homes	5	517	10,466,000
Hospitals	1	55	7,161,000
Total Real Estate Properties	93		$ 254,144,000

Mortgages and Notes Receivable	Properties	Beds	Investments

Nursing Homes	44	4,887	$ 107,968,000
Retirement Homes	1	60	1,973,000
Developmentally Disabled	17	108	4,253,000
Total Mortgages and Notes Receivable	62		$ 114,194,000
Total Real Estate Portfolio	155		$ 368,338,000

Summary of Facilities by Type:
		Percentage of	Total
	Properties	Total Dollars	Dollars
Nursing Homes	112	74.69%	$ 275,097,000
Assisted Living	15	16.10%	59,297,000
Medical Office Buildings	4	2.84%	10,466,000
Retirement Homes	6	3.28%	12,064,000
Hospitals	1	1.94%	7,161,000
Developmentally Disabled	17	1.15%	4,253,000
Total Real Estate Portfolio	155	100.00%	$ 368,338,000

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Page 5 NHI's first quarter income

Portfolio by Operator Type
	# of	Percentage of	Total
	Properties	Total Dollars	Dollars
Public	62	25.46%	$ 93,778,000
Regional	77	62.15%	228,918,000
Small Operator	16	12.39%	45,642,000
Total Real Estate Portfolio	155	100.00%	$ 368,338,000

Public Operators	Percentage
	Of Total	Dollar
	Portfolio	Amount
National HealthCare Corp.	13.56%	$ 49,933,000
Community Health Systems, Inc.	3.65%	13,460,000
Sunrise Senior Living Services	3.58%	13,196,000
Sun Healthcare	2.38%	8,769,000
Res-Care, Inc.	1.15%	4,253,000
HCA-The Healthcare Company	1.13%	4,167,000
Total Public Operators	25.46%	$ 93,778,000

National Health Investors, Inc.	Summary of Facilities by State	March 31, 2006
									Percent
		Acute		Dev.	Asst.	Retire-		Investment	Total
	LTC	Care	MOB	Disab.	Living	ment	Total	Amount	Portfolio
Florida	15		1	14	5		35	$ 84,672,000	22.99%
Texas	27		2			1	30	83,276,000	22.61%
Tennessee	20			3	3	2	28	33,675,000	9.14%
Missouri	8					1	9	19,357,000	5.26%
New Jersey	2				1		3	25,105,000	6.82%
Virginia	8						8	20,067,000	5.45%
Arizona	1				4		5	18,354,000	4.98%
New Hampshire	3					1	4	14,710,000	3.99%
Georgia	7						7	15,032,000	4.08%
Massachusetts	4						4	10,975,000	2.98%
Kansas	7						7	11,254,000	3.06%
Kentucky	3	1					4	8,712,000	2.37%
South Carolina	3				1		4	7,643,000	2.07%
Idaho	1					1	2	5,315,000	1.44%
Pennsylvania	0				1		1	4,342,000	1.18%
Alabama	2						2	2,146,000	0.58%
Wisconsin	1						1	2,188,000	0.59%
Illinois	0		1				1	1,515,000	0.41%
	112	1	4	17	15	6	155	$ 368,338,000	100.00%